Exhibit 4.2

GE VERNOVA INC.

and

THE BANK OF NEW YORK MELLON,
 as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of February 4, 2026

to

INDENTURE

Dated as of February 4, 2026

Relating to

$600,000,000 of 4.250% Senior Notes due 2031
$1,000,000,000 of 4.875% Senior Notes due 2036
$1,000,000,000 of 5.500% Senior Notes due 2056

ARTICLE 1
Definitions and Other Provisions of General Application

Section 1.01.	References	1
Section 1.02.	Definitions	2

ARTICLE 2
General Terms and Conditions of the Notes

Section 2.01.	Designation and Principal Amount	8
Section 2.02.	Maturity	9
Section 2.03.	Form and Payment	9
Section 2.04.	Interest	10
Section 2.05.	Other Terms and Conditions	11

ARTICLE 3
Redemption

Section 3.01.	Optional Redemption of the Notes	11

ARTICLE 4
Additional Covenants

Section 4.01.	Purchase of Notes upon a Change of Control Repurchase Event	12
Section 4.02.	Limitation on Liens	14

ARTICLE 5
Miscellaneous

Section 5.01.	Supplemental Indentures Without Consent of Holders	17
Section 5.02.	Application of First Supplemental Indenture	17
Section 5.03.	Trust Indenture Act	17
Section 5.04.	Conflict with Base Indenture	17
Section 5.05.	Governing Law	17
Section 5.06.	Successors	17
Section 5.07.	Counterparts	18
Section 5.08.	Trustee Disclaimer	18

i

Exhibits
Exhibit A	Form of 2031 Global Note
Exhibit B	Form of 2036 Global Note
Exhibit C	Form of 2056 Global Note

ii

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of February 4, 2026 (this “First Supplemental Indenture”), between GE Vernova Inc. (the “Company”), a Delaware corporation, and The Bank of New York Mellon, as trustee (the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of February 4, 2026 (the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of its unsecured debentures, notes bonds or other evidences of indebtedness, to be issued in one or more series as therein provided;

WHEREAS, pursuant to the terms of the Base Indenture, on the date hereof, the Company desires to provide for the establishment of three series of notes to be known respectively as its 4.250% Senior Notes due 2031 (the “2031 Notes”),  as its 4.875% Senior Notes due 2036 (the “2036 Notes”) and as its 5.500% Senior Notes due 2056 (the “2056 Notes, and, together with the 2031 Notes and the 2036 Notes, the “Notes”) , the form and substance of such notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and herein;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this First Supplemental Indenture have been met; and

WHEREAS, the Company has requested and hereby requests that the Trustee join with it in the execution and delivery of this First Supplemental Indenture, and all acts and requirements necessary to make this First Supplemental Indenture a legal, valid and binding agreement of the parties, in accordance with its terms, and a valid supplement to, the Base Indenture with respect to the Notes have been done and performed.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1
 Definitions and Other Provisions of General Application

Section 1.01.        References.  Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.  References in this First Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this First Supplemental Indenture unless otherwise specified.

Section 1.02.        Definitions.  For purposes of this First Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“2031 Notes” has the meaning provided in the Recitals.

“2036 Notes” has the meaning provided in the Recitals.

“2056 Notes” has the meaning provided in the Recitals.

“Additional Notes” means any additional Notes that may be issued from time to time pursuant to Section 2.01(b).

“Applicable Spread” means (i) 10 basis points, in the case of the 2031 Notes, (ii) 10 basis points, in the case of the 2036 Notes or (iii) 15 basis points, in the case of the 2056 Notes.

“Base Indenture” has the meaning provided in the Recitals.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York, New York, United States.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of the Company’s Subsidiaries; (2) the adoption of a plan relating to the Company’s liquidation or dissolution; or (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), including any group defined as a person for the purpose of Section 13(d)(3) of the Exchange Act, other than (x) the Company or one of the Company’s Subsidiaries or (y) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s then-outstanding Voting Stock (measured by voting power rather than number of shares of the Company’s Voting Stock), provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act. Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) no person or group is the beneficial owner, directly or indirectly, of more than 50% of the Company’s Voting Stock (measured by voting power rather than the number of shares of the Company’s Voting Stock) immediately following that transaction or (b)(A) the Company becomes a direct or indirect wholly-owned Subsidiary of another person and (B)(x) immediately following that transaction, a majority of the Voting Stock of such person is held by the direct or indirect holders of the Company’s Voting Stock immediately prior to such transaction and in substantially the same proportion as immediately prior to such transaction or (y) no person or group is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock (measured by voting power rather than the number of shares of the Company’s voting Stock) of such person.

“Change of Control Offer” has the meaning provided in Section 4.01(a).

“Change of Control Payment Date” has the meaning provided in Section 4.01(a).

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Ratings Event.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” has the meaning provided in the Preamble.

“Consolidated Subsidiary” means, as of the time of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

“Consolidated Tangible Assets” means, at any date, Consolidated Total Assets minus (without duplication) the net book value of all assets which would be treated as intangible assets, as determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means, as of the time of determination, total assets of the Company and its Consolidated Subsidiaries as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP contained in an annual report on Form 10-K or a quarterly report on Form 10-Q or any amendment thereto pursuant to the Exchange Act filed by the Company prior to the time as of which “Consolidated Total Assets” is being determined or, if the Company is not required to so file, as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP.

“Depositary” has the meaning provided in Section 2.03(d).

“Fitch” means Fitch Ratings, Inc. and its successors.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government including any applicable supranational bodies (such as the European Union or the European Central Bank).

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“incur” means issue, incur, create, assume, guarantee or otherwise become liable for.

“Indebtedness” means, with respect to any Person, obligations (other than Non-recourse Obligations) of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Indenture” has the meaning provided in the Recitals.

“Initial Notes” means the aggregate principal amount of each series of Notes issued on the date hereof, as specified on the first paragraph of Section 2.01.

“Interest Payment Date” has the meaning provided in Section 2.04.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Lien” means any lien, security interest, pledge, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

“Non-recourse Obligation” means Indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Company or any of its direct or indirect Subsidiaries, or (2) the financing of a project involving the development or expansion of the Company’s Properties or any of the Company’s direct or indirect Subsidiaries, in each case as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Company or any of its direct or indirect Subsidiaries or the Company’s or such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

“Notes” has the meaning provided in the Recitals.  For the avoidance of doubt, “Notes” shall include any Additional Notes.

“Par Call Date” means (i) January 4, 2031, in the case of the 2031 Notes, (ii) November 4, 2035, in the case of the 2036 Notes and (iii) August 4, 2055, in the case of the 2056 Notes.

“Permitted Liens” means:

(1)	Liens securing Hedging Obligations designed to protect the Company from fluctuations in interest rates, currencies, equities or the price of commodities and not for speculative purposes;

(2)	Liens in favor of customs and revenue authorities or financial institutions in respect of customs duties in connection with the importation of goods;

(3)
Liens arising by reason of pledges or deposits necessary to qualify the Company or any of its Subsidiaries to conduct business, maintain self-insurance, or obtain the benefit of, or comply with, any law, including Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance, old age pensions, social security obligations or other forms of governmental insurance or benefits;

(4)
Liens of any landlord on fixtures located on premises leased by the Company or any of its Subsidiaries, and tenants’ rights under leases, easements and similar Liens not materially impairing the use or value of the Property involved;

(5)
easements, zoning restrictions, minor irregularities in title, building or other restrictions, variances, covenants, rights-of-way and similar restrictions, encumbrances or charges on real property imposed by law or arising in the ordinary course of business that are of a nature generally existing with respect to Properties of a similar character;

(6)
Liens in connection with bankers’ acceptance financing or used in the ordinary course of trade practices, statutory lessor and vendor privilege Liens and Liens in connection with good faith bids, tenders and deposits;

(7)	Liens arising under consignment or similar arrangements for the sale of goods;

(8)	Good faith deposits in connection with bids, tenders, contracts or leases, or deposits to secure the Company’s public or statutory obligations, or deposits for the payment of rent;

(9)
Liens upon specific items of inventory or other goods and proceeds of any person securing such Person’s obligations in respect of banker’s acceptances issued or credited for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(10)
Liens securing reimbursement obligations with respect to letters of credit in the ordinary course of business that encumber cash, documents and other Property relating to such letters of credit and proceeds thereof;

(11)	Liens in favor of the Company or any of its wholly owned U.S. Subsidiaries;

(12)	Lessor’s interests under capital leases; and

(13)	customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of Capital Stock.

“Prospectus Supplement” means the Prospectus Supplement, dated February 2, 2026, relating to the issuance of the Initial Notes.

“Principal Property” means any real property and improvements thereon, including, without limitation, any manufacturing facility or plant or any portion thereof, office facility, including the Company’s principal corporate offices, warehouse, research facility or distribution center located within the United States (other than its territories or possessions) and owned by the Company or any of the Company’s wholly owned U.S. subsidiaries, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% of the Consolidated Tangible Assets of the Company, except any such property which the Board of Directors, in its good faith opinion, determines is not of material importance to the business conducted by the Company and the Company’s subsidiaries, taken as a whole, as evidenced by a Board Resolution.

“Rating Agency” means, with respect to a series of Notes, (1) each of Fitch and S&P; and (2) if either of Fitch or S&P ceases to rate such Notes or fails to make a rating of such Notes publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch or S&P, or both of them, as the case may be.

“Ratings Event” means, with respect to a series of Notes, during the period commencing on the date of the Company’s first public announcement of any Change of Control (or pending Change of Control) (the “Rating Date”) and ending 60 days following consummation of such Change of Control (which 60-day period will be extended so long as the rating of such Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies), the rating of the applicable series of Notes shall be reduced by both Rating Agencies and such Notes are rated below Investment Grade by both Rating Agencies and are not, within such period, subsequently upgraded by both Rating Agencies to an Investment Grade rating; provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Ratings Event).

“Remaining Scheduled Payments” means, with respect to any Note of any series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption if such Note matures on the Par Call Date; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“First Supplemental Indenture” has the meaning provided in the Preamble.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 3.01 and any series of Notes, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”).  In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields-one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life-and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life.  For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date.  If there are two or more United States Treasury securities maturing on the Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

“U.S. Subsidiary” means any subsidiary that is organized under the laws of the United States or any state thereof or the District of Columbia.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the Capital Stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

ARTICLE 2
General Terms and Conditions of the Notes

Section 2.01.        Designation and Principal Amount.  (a) There are hereby authorized and designated three series of Notes: the 4.250% Senior Notes due 2031, the 4.875% Senior Notes due 2036 and the 5.500% Senior Notes due 2056.  Each series of Notes may be authenticated and delivered under the Indenture in an unlimited aggregate principal amount.  The 2031 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $600,000,000.  The 2036 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,000,000,000.  The 2056 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,000,000,000.  In the case of each series of Notes, the amount thereof shall be set forth in the written order of the Company for the authentication and delivery of such Notes pursuant to Section 3.01 of the Base Indenture.  The Notes will be senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s other unsubordinated indebtedness from time to time outstanding.

(b)     The Company may from time to time, without notice to or the consent of the Holders of any series of the Notes, create and issue Additional Notes of any series ranking equally and ratably with such series of Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible for U.S. federal income tax purposes with the Notes of the applicable series, such Additional Notes will have a different CUSIP, ISIN and/or any other identifying number.  Such Additional Notes will have the same terms as to status, redemption or otherwise as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

Section 2.02.        Maturity.  Unless an earlier redemption has occurred, the principal amount of the 2031 Notes shall mature and be due and payable, together with any accrued interest thereon, on February 4, 2031, the principal amount of the 2036 Notes shall mature and be due and payable, together with any accrued interest thereon, on February 4, 2036 and the principal amount of the 2056 Notes shall mature and be due and payable, together with any accrued interest thereon, on February 4, 2056.  If the maturity date of any series of the Notes falls on a day that is not a Business Day, payment of principal, premium, if any, and interest for such Notes then due will be paid on the next Business Day.  No interest on that payment will accrue from and after the applicable maturity date.

Section 2.03.        Form and Payment.  (a) The Notes shall be issued as Global Securities in fully registered book-entry form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b)     The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A, Exhibit B and Exhibit C, as applicable, which forms are hereby incorporated in and made a part of this First Supplemental Indenture.

(c)      The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(d)     Principal, premium, if any, and/or interest, if any, on the Global Securities representing each series of Notes shall be made to The Depository Trust Company (together with any successor thereto, the “Depositary”).

(e)     The Global Securities representing each series of Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of the Depositary or a nominee of the Depositary.  No Global Security may be transferred except as a whole by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or such nominee to a successor of the Depositary or a nominee of such successor.

Section 2.04.        Interest.  (a) Interest on the 2031 Notes shall accrue at the rate of 4.250% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, beginning on August 4, 2026.

(b)          Interest on the 2036 Notes shall accrue at the rate of 4.875% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, beginning on August 4, 2026.

(c)          Interest on the 2056 Notes shall accrue at the rate of 5.500% per annum, payable semi-annually in arrears on February 4 and August 4 of each year, beginning on August 4, 2026.

Each such interest payment date for each series of Notes is referred to as an “Interest Payment Date.”

Interest on the 2031 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on January 19 and July 19, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2036 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on January 19 and July 19, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on the 2056 Notes shall be payable to the Holders in whose names the Notes of such series are registered at the close of business on January 19 and July 19, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date.

Interest on each series of all the Notes will accrue from and including February 4, 2026, to, but excluding, the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date, Redemption Date or maturity date, as the case may be.  Interest on each series of Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.  If any Interest Payment Date or other payment date for any series of the Notes is not a Business Day, then payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest on such payment shall accrue on that payment for the period from and after that Interest Payment Date or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

Section 2.05.       Other Terms and Conditions.  (a) The Notes are not subject to a sinking fund. However, the Company may at any time, and from time to time, purchase the Notes at any price or prices in the open market, pursuant to tender or exchange offers or otherwise.

(b)          The defeasance and covenant defeasance provisions of Article XII of the Base Indenture will apply to each series of Notes and the covenants set forth in Article 4 shall be subject to the provisions of Section 12.03 of the Base Indenture.  The satisfaction and discharge provisions of Section 12.02 of the Base Indenture will apply to each series of Notes.

(c)          The Trustee will initially be the Security Registrar and Paying Agent for the Notes.

(d)          The Notes will be subject to the covenants provided in Article VI of the Base Indenture, as supplemented by Article 4.

ARTICLE 3
Redemption

Section 3.01.       Optional Redemption of the Notes.  (a) Subject to Section 5.04, the provisions of Article IV of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to each series of Notes.

(b)          (i) Each series of Notes shall be redeemable at any time and from time to time prior to the applicable Par Call Date for such series, in each case, in whole or in part, at the Company’s option, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (A) 100% of the aggregate principal amount of such Notes to be redeemed; and (B) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon discounted to the applicable Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus the Applicable Spread, less interest accrued to, but excluding, the date of redemption, plus, in the case of each of clause (A) and (B), accrued and unpaid interest, if any, to, but excluding, the Redemption Date for such Notes (subject to the right of holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

(c)          At any time on or after the applicable Par Call Date of each series of Notes, such Notes shall be redeemable, in whole or in part, at the Company’s option, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date for such Notes (subject to the right of holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

(d)          Notice of any redemption of a series of Notes shall be given in the manner and otherwise in accordance with Section 4.03 of the Base Indenture.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, unless the Company defaults in the payment of the Redemption Price and accrued and unpaid interest, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. Any interest accrued to such Redemption Date will be paid as specified in such notice.

(e)          Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering or Change of Control, issuance of indebtedness or other transaction or event.  Notice of any redemption in respect thereof shall be given prior to the completion thereof, may be partial as a result of only some of the conditions being satisfied, may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion) and may be rescinded at any time if the Company determines in its sole discretion that any or all of such conditions shall not be satisfied (or waived) by the Redemption Date as stated in such notice, or by the Redemption Date as so delayed.  The Company may provide in such notice that payment of the applicable Redemption Price and the performance of the Company’s obligations with respect to such redemption may be performed by another Person.

(f)          The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof.  The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Note, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

ARTICLE 4
Additional Covenants

Section 4.01.        Purchase of Notes upon a Change of Control Repurchase Event.  (a) If a Change of Control Repurchase Event occurs with respect to a series of Notes, unless the Company shall have previously or concurrently electronically delivered or mailed a notice of redemption with respect to all of the outstanding Notes as set forth in Section 3.01 of this First Supplemental Indenture, the Company shall be required to make an offer (the “Change of Control Offer”) to each Holder of the applicable Notes to repurchase all or any part (in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof) of that Holder’s Notes of such series, at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of repurchase (subject to the right of the holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

Within 30 days following any Change of Control Repurchase Event or at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction or transactions that constitute or may constitute the Change of Control, the Company shall electronically deliver or mail a notice to each Holder (or otherwise send in accordance with the procedures of the Depository), with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase such Notes on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is electronically delivered or mailed (the “Change of Control Payment Date”).  The notice shall, if electronically delivered or mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date specified in the notice.

(b)          On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)          accept for payment all the Notes or portions of the Notes (in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof) properly tendered pursuant to the Change of Control Offer;

(ii)         deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all the Notes or portions of the Notes properly tendered; and

(iii)        deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being purchased by the Company.

(c)          The Paying Agent will promptly deliver to each Holder of Notes properly tendered the payment for the Notes, and the Trustee will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any such Notes surrendered.

(d)          Notwithstanding the foregoing, the Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer or (ii) the Company has previously or concurrently electronically delivered or mailed a redemption notice with respect to all of the outstanding Notes.

(e)          If Holders of not less than 90% in aggregate principal amount of any series of outstanding Notes validly tender and do not withdraw such Notes in an offer to repurchase the applicable Notes upon a Change of Control Repurchase Event and the Company, or any third party making an offer to repurchase the Notes upon a Change of Control Repurchase Event in lieu of the Company pursuant to Section 4.01(d) hereof, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following the Change of Control Payment Date, to redeem all Notes of such series that remain outstanding following such purchase at a Redemption Price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, such redemption date specified in the notice (subject to the right of the Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

(f)          The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of a series of Notes as a result of a Change of Control Repurchase Event.  To the extent that the provisions of any securities laws or regulations conflict with this Section 4.01, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.01 by virtue of any such conflict.

(g)          The Trustee shall have no responsibility for any calculation or determination in respect of the Change of Control Repurchase Event or repurchase price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company stating that such change of Change of Control Repurchase Event has occurred and specifying such repurchase price.

Section 4.02.        Limitation on Liens.  (a) The Company shall not incur, nor shall the Company permit any of its wholly owned U.S. Subsidiaries to incur, any Liens upon any Principal Property of the Company or any of its wholly owned U.S. Subsidiaries, whether now owned or hereafter created or acquired, in order to secure Indebtedness of the Company or any of its wholly owned U.S. Subsidiaries, in each case, unless prior to or at the same time, the Notes are equally and ratably secured with (or, at the Company’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien.

(b)          The foregoing restriction, however, will not apply to:

(i)          Liens on any Principal Property existing with respect to any Person at the time such Person becomes the Company’s Subsidiary or a Subsidiary of any of the Company’s Subsidiaries, provided that such Lien was not incurred in anticipation of such Person becoming a Subsidiary;

(ii)          Liens on any Principal Property existing at the time of acquisition by the Company or any of the Company’s Subsidiaries or a Subsidiary of any of the Company’s Subsidiaries of such Principal Property (which may include any Principal Property previously leased by the Company or any of the Company’s Subsidiaries and leasehold interests on such Principal Property) or Liens on any Principal Property to secure the payment of all or any part of the purchase price of such Principal Property, or Liens on any Principal Property to secure any Indebtedness incurred prior to, at the time of, or within 12 months after, the latest of the acquisition of such Principal Property or the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such Principal Property for the purpose of financing all or any part of the purchase price of the Principal Property and related costs and expenses, the construction or the making of the improvements;

(iii)        Liens securing the Company’s Indebtedness or the Indebtedness of any of the Company’s Subsidiaries owing to the Company or any of the Company’s Subsidiaries;

(iv)         Liens existing on the date of issuance of the Initial Notes;

(v)          Liens on any Principal Property or assets of a Person existing at the time such Person is merged into or consolidated with the Company or any of the Company’s Subsidiaries, or at the time of a sale, lease or other disposition of all or substantially all of the Properties or assets of a Person to the Company or any of the Company’s Subsidiaries, provided that such Lien was not incurred in anticipation of the merger, consolidation, sale, lease, other disposition or other such transaction;

(vi)         Liens created in connection with or to secure a Non-recourse Obligation or a project financed thereby;

(vii)       Liens in connection with any sale, transfer, participation, pledge or other disposition of any receivables, payables, loans, leases, other payment rights (whether secured or unsecured) or other financial assets of the Company or any of its wholly owned U.S. Subsidiaries and any assets related to the foregoing (including any equipment or other assets subject to any lease), and in each case with all ancillary rights, supporting obligations and rights under any related credit support or hedging arrangements, in connection with any asset based financing or asset sale transaction or series of related transactions (including, without limitation, future flow financings, factorings, participations, asset backed securitizations, covered bonds, asset based lending and similar financing structures) that may be entered into by the Company and its wholly owned U.S. Subsidiaries in the ordinary course of business;

(viii)      Liens created to secure the Notes;

(ix)        Liens imposed by law or arising by operation of law, including, without limitation, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, suppliers’, vendors’, and landlords’ Liens and other similar Liens, Liens for master’s and crew’s wages and other similar laws, arising in the ordinary course of business, Liens arising out of judgments or awards against a Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review or the period within which such proceedings may be initiated shall not have expired and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

(x)          Liens for taxes, fees, assessments or other governmental charges or levies not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(xi)         Liens to secure the performance of obligations with respect to statutory or regulatory requirements, bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance or return-of-money bonds and other obligations of a like nature;

(xii)       Liens arising in connection with contracts and subcontracts with or made at the request of a Governmental Authority;

(xiii)      (x)Liens granted to secure Indebtedness (including other obligations related thereto) in whole or in part acquired, advanced, guaranteed, insured or otherwise supported by any Governmental Authority, or any export-import bank, export credit agency, development bank or agency or other similar agency or (y) Liens in favor of any person who insures, assumes or secures credit risk or bad debt risk relating to any such Indebtedness referenced in clause (x) above in the ordinary course of business;

(xiv)       Liens securing obligations under any repurchase or securities lending agreement or transaction or other similar short-term financings under 365 days entered into by the Company or any wholly owned U.S. Subsidiary, including, but not limited to, any Liens granted to intermediaries providing clearing, custody or similar services;

(xv)        Liens incurred or deposits or pledges made for the purpose of complying with any cash collateralization requirements resulting from defaults by lenders under any syndicated letter of credit facility that the Company or any wholly owned U.S. Subsidiaries may have in place from time to time;

(xvi)      Permitted Liens; or

(xvii)     any extensions, renewals or replacements of any Lien referred to in clauses (i) through (xvi) without increase of the principal amount of the Indebtedness secured by such Lien (except to the extent of any fees, premiums, expenses or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (i) through (xvi) shall not extend to or cover any of the Company’s Principal Properties or the Principal Properties of any of the Company’s wholly owned U.S. Subsidiaries, as the case may be, other than the Principal Property specified in such clauses and improvements to such Principal Property.

(c)          Notwithstanding the restrictions set forth in Section 4.02(a), the Company and its wholly owned U.S. Subsidiaries will be permitted to incur Indebtedness secured by Liens, which would otherwise be subject to the foregoing restrictions without equally and ratably securing the Notes, provided that, after giving effect to such Indebtedness, the aggregate amount of all Indebtedness secured by Liens on Principal Properties (not including Liens permitted under clauses (i) through (xvii) of Section 4.02(b) hereof) does not exceed the greater of (x) 10% of Consolidated Tangible Assets and (y) $5,800,000,000 calculated as of the date of the creation or incurrence of the Lien.  The Company and its wholly owned U.S. Subsidiaries may also, without equally and ratably securing the Notes, create or incur Liens that renew, substitute or replace (including successive renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence.

ARTICLE 5
Miscellaneous

Section 5.01.        Supplemental Indentures Without Consent of Holders.  In addition to Section 14.01 of the Base Indenture, without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, to conform any provision in this First Supplemental Indenture to the “Description of Notes” in the Prospectus Supplement to the extent that such provision was intended to be a verbatim recitation of a provision in the “Description of Notes” in the Prospectus Supplement.

Section 5.02.        Application of First Supplemental Indenture.  The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed.  This First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.03.        Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act, the imposed duties shall control.

Section 5.04.        Conflict with Base Indenture.  To the extent not expressly amended or modified by this First Supplemental Indenture, the Base Indenture shall remain in full force and effect.  If any provision of this First Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this First Supplemental Indenture shall control.

Section 5.05.        Governing Law.  THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.06.        Successors.  All agreements of the Company in the Base Indenture, this First Supplemental Indenture and the Notes shall bind its successors.  All agreements of the Trustee in the Base Indenture and this First Supplemental Indenture shall bind its successors.

Section 5.07.        Counterparts.  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

The exchange of copies of this First Supplemental Indenture and of signature pages by manual or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes.  The exchange of copies of this First Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned or photocopied or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is a true representation of the signee’s actual signature, shall constitute effective execution and delivery of this First Supplemental Indenture for all purposes.  Signatures of the parties hereto that are executed by manual signatures that are scanned or photocopied or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case, shall be deemed to be their original signatures for all purposes of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original, provided that any electronic signature is a true representation of the signer’s actual signature.

Anything in this First Supplemental Indenture or any series of the Notes to the contrary notwithstanding, for the purposes of the transactions contemplated by this First Supplemental Indenture, any Notes and any document to be signed in connection with the First Supplemental Indenture or the Notes (including any Securities, a Trustee’s certificate of authentication and amendments, supplements, waivers, consents and other modifications, Officer’s Certificates, Company Orders and Opinions of Counsel and other issuance, authentication and delivery documents) or the transactions contemplated hereby may be signed by manual signatures that are scanned or photocopied or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case so long as it is a true representation of the signee’s signature, and contract formations on electronic platforms if accepted by the Trustee, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 5.08.        Trustee Disclaimer.  The Trustee makes no representation as to the validity, adequacy or sufficiency of this First Supplemental Indenture and the Notes other than as to the validity of the execution and delivery of the First Supplemental Indenture by the Trustee and the authentication of the Notes by the Trustee.  The recitals and statements herein and in the Notes are deemed to be those of the Company and not the Trustee and the Trustee assumes no responsibility for the same and the Trustee does not make any representation with respect to such matters.  The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this First Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

GE VERNOVA INC.

By:	/s/ Sharon Heck
Name: Sharon Heck
Title: Vice President and Treasurer

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to First Supplemental Indenture]

Exhibit A

FORM OF 2031 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE NOMINEE OF THE DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE NOMINEE OF THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Exh.  A-1

GE VERNOVA INC.
4.250% Senior Notes due 2031

No.	CUSIP No.: 36828A AA9
ISIN No.: US36828AAA97
$______________
As revised by the
Schedule of
Exchanges
of Notes

GE VERNOVA INC., a Delaware corporation (the “Company”), for value received promises to pay to [          ] or registered assigns the principal sum of $[          ], as revised by the Schedule of Exchanges of Notes, on February 4, 2031 (the “Stated Maturity”).

Interest Payment Dates: February 4 and August  4 (each, an “Interest Payment Date”), commencing on August 4, 2026, and upon the Stated Maturity.  Interest Record Dates: January 19 and July 19 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note (as defined herein) contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GE VERNOVA INC.

By:
Name:
Title:

Dated:

[Signature Page to 2031 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to 2031 Note]

(REVERSE OF NOTE)

GE VERNOVA INC.
4.250% Senior Notes due 2031

1. Interest.

GE VERNOVA INC. (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 4, 2026.  Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof.  The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on August 4, 2026, and on the Stated Maturity.  If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2. Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent.  The Company may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.250% Senior Notes due 2031 (the “Notes”) issued under the Indenture, dated as of February 4, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of February 4, 2026, the “Indenture”), by and between the Company and the Trustee, as trustee.  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them.  To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

1

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.  The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of 15 days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended or modified with the consent of the Holders of a majority in principal amount of all outstanding Notes affected thereby (voting as a single class). Holders of a majority in principal amount of the Notes may also waive defaults under the Indenture, subject to certain exceptions. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6. Optional Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture.  There is no sinking fund or mandatory redemption applicable to the Notes.

7. Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of 33% or more in principal amount of the outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

2

8. Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint           agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

4

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

5

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Vernova Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Vernova Inc. (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                                     an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $2,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture.  The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:
Signature
Principal amount to be repurchased (at least $2,000 or an
integral multiple of $1,000 in excess thereof):
Remaining principal amount
following such repurchase:

By:
Authorized Signatory

6

Exhibit B

FORM OF 2036 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE NOMINEE OF THE DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE NOMINEE OF THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Exh.  B-1

GE VERNOVA INC.

4.875% Senior Notes due 2036

No.	CUSIP No.: 36828A AB7
ISIN No.: US36828AAB70
$______________
As revised by the
Schedule of Exchanges
of Notes

GE VERNOVA INC., a Delaware corporation (the “Company”), for value received promises to pay to [          ] or registered assigns the principal sum of $[______], as revised by the Schedule of Exchanges of Notes, on February 4, 2036 (the “Stated Maturity”).

Interest Payment Dates: February 4 and August 4 (each, an “Interest Payment Date”), commencing on August 4, 2026, and upon the Stated Maturity.  Interest Record Dates: January 19 and July 19 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note (as defined herein) contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GE VERNOVA INC.

By:
Name:
Title:

Dated:

[Signature Page to 2036 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to 2036 Note]

(REVERSE OF NOTE)

GE VERNOVA INC.
4.875% Senior Notes due 2036

1. Interest.

GE VERNOVA INC. (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 4, 2026.  Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof.  The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on August 4, 2026, and on the Stated Maturity.  If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2. Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent.  The Company may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.875% Senior Notes due 2036 (the “Notes”) issued under the Indenture, dated as of February 4, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of February 4, 2026, the “Indenture”), by and between the Company and the Trustee, as trustee.  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them.  To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Exh.  B-1

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.  The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of 15 days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended or modified with the consent of the Holders of a majority in principal amount of all outstanding Notes affected thereby (voting as a single class). Holders of a majority in principal amount of the Notes may also waive defaults under the Indenture, subject to certain exceptions. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6. Optional Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture.  There is no sinking fund or mandatory redemption applicable to the Notes.

7. Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of 33% or more in principal amount of the outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

2

8. Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint           agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

4

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

5

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Vernova Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Vernova Inc. (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,                 an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $2,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture.  The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:
Signature
Principal amount to be repurchased (at least $2,000 or an
integral multiple of $1,000 in excess thereof):
Remaining principal amount
following such repurchase:

By:
Authorized Signatory

6

Exhibit C

FORM OF 2056 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE NOMINEE OF THE DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE NOMINEE OF THE DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITARY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Exh.  C-1

GE VERNOVA INC.

5.500% Senior Notes due 2056

No.	CUSIP No.: 36828A AC5
ISIN No.: US36828AAC53
$______________
As revised by the
Schedule of Exchanges
of Notes

GE VERNOVA INC., a Delaware corporation (the “Company”), for value received promises to pay to [          ] or registered assigns the principal sum of $[______], as revised by the Schedule of Exchanges of Notes, on February 4, 2056 (the “Stated Maturity”).

Interest Payment Dates: February 4 and August 4 (each, an “Interest Payment Date”), commencing on August 4, 2026, and upon the Stated Maturity.  Interest Record Dates: January 19 and July 19 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note (as defined herein) contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GE VERNOVA INC.

By:
Name:
Title:

Dated:

[Signature Page to 2056 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Signature Page to 2056 Note]

(REVERSE OF NOTE)

GE VERNOVA INC.
5.500% Senior Notes due 2056

1. Interest.

GE VERNOVA INC. (the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above.  Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 4, 2026.  Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof.  The Company will pay interest semi-annually in arrears on each Interest Payment Date, beginning on August 4, 2026, and on the Stated Maturity.  If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2. Paying Agent.

Initially, The Bank of New York Mellon (the “Trustee”) will act as paying agent.  The Company may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 5.500% Senior Notes due 2056 (the “Notes”) issued under the Indenture, dated as of February 4, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of February 4, 2026, the “Indenture”), by and between the Company and the Trustee, as trustee.  This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them.  To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

1

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.  The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.  The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of 15 days before the sending of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Modification; Waiver.

Subject to certain exceptions, the Indenture and the Notes may be amended or modified with the consent of the Holders of a majority in principal amount of all outstanding Notes affected thereby (voting as a single class). Holders of a majority in principal amount of the Notes may also waive defaults under the Indenture, subject to certain exceptions. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6. Optional Redemption; Offer to Repurchase Upon Change of Control Repurchase Event.

The Notes are subject to optional redemption and may be the subject of a Change of Control Offer, in each case as further described in the Indenture.  There is no sinking fund or mandatory redemption applicable to the Notes.

7. Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of 33% or more in principal amount of the outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

2

8. Authentication.

This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note.

3

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint           agent to transfer this Note on the books of the Issuer.  The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

4

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

5

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: GE Vernova Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from GE Vernova Inc. (the “Issuer”) as to the occurrence of a Change of Control Repurchase Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,           an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is $2,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated, to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date, except as provided in the Indenture.  The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:
Signature
Principal amount to be repurchased (at least $2,000 or an
integral multiple of $1,000 in excess thereof):
Remaining principal amount
following such repurchase:

By:
Authorized Signatory

6